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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 28, 2003


                                 RENT-WAY, INC.
             (Exact name of registrant as specified in its charter)


          Pennsylvania                        0-22026                        25-1407782
(State or other jurisdiction of      (Commission File Number)     (IRS Employer Identification No.)
         incorporation)
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           One RentWay Place, Erie, Pennsylvania                  16505
         (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code (814) 455-5378


                                 Not Applicable
          (Former name or former address, if changed since last report)
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                                 RENT-WAY, INC.

                                EXPLANATORY NOTE

The Company is furnishing this amendment to its Current Report on Form 8-K dated
May 28, 2003 to revise Exhibit 99 to that Report to comply with SEC staff comments received by the Company in connection with the staff's review of the Company's registration statement on Form S-3 (File No. 333-102525).

ITEM 9. REGULATION FD DISCLOSURE

This amendment provides information (set forth on Exhibit 99 hereto) regarding the company's results of operations for the completed fiscal periods presented which is contained in a confidential offering memorandum of the company dated
May 23, 2003 prepared in connection with the company's sale, on June 2, 2003 of $205.0 million of senior secured notes in a private placement.

The information contained in this amendment and attached as Exhibit 99 hereto is being furnished pursuant to Item 9 and pursuant to Item 12 of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

This information (including the exhibit) is not "filed" pursuant to the Securities Exchange Act of 1934, as amended, and is not incorporated and may not be incorporated by reference in any filing thereunder or under the Securities
Act of 1933, as amended, except as expressly set forth in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 23, 2003            By:  /S/ WILLIAM A. MCDONNELL
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                                      William A. McDonnell
                                      Vice President and Chief Financial Officer


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